  NYSE: NLSN 2ND QUARTER 2020 EARNINGS Wednesday, August 5, 2020 | 8:00 am ET EXHIBIT 99.2

The following discussion includes information that could constitute forward-looking statements, made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements include those set forth below under “2020 Guidance,” those related to the impact of the recent coronavirus (COVID-19) pandemic on our business, those regarding our plan to spin-off Nielsen Global Connect as well as those that may be identified by words such as “will,” “intend,” “expect,” “anticipate,” “should,” “could,” and similar expressions. These statements are subject to risks and uncertainties, and actual results and events could differ materially from what presently is expected. Factors leading thereto may include, without limitation, the risks related to the COVID-19 pandemic on the global economy and financial markets, the uncertainties relating to the impact of the COVID-19 pandemic on Nielsen’s business, the expected benefits and costs of the spin-off transaction, the expected timing of completion of the spin-off transaction, the ability of Nielsen to complete the spin-off transaction considering the various conditions to the completion of the spin-off transaction (some of which are outside Nielsen’s control, including those conditions related to regulatory approvals), business disruption during the pendency of or following the spin-off transaction, diversion of management time on the spin-off transaction-related issues, failure to receive the required shareholder approval of the spin-off transaction, retention of existing management team members, the reaction of customers and other parties to the spin-off transaction, the qualification of the spin-off transaction as a tax-free transaction for US federal income tax purposes (including whether or not an IRS ruling will be sought or obtained), potential dissynergy costs between Nielsen Global Connect and Nielsen Global Media, the impact of the spin-off transaction on relationships with customers, suppliers, employees and other business counterparties, general economic conditions, conditions in the markets Nielsen is engaged in, behavior of customers, suppliers and competitors, technological developments, as well as legal and regulatory rules affecting Nielsen’s business and other specific risk factors that are outlined in our disclosure filings and materials, which you can find on http://ir.nielsen.com, such as our most recent 10-K, 10-Q and 8-K reports that have been filed with the Securities and Exchange Commission, as well as the registration statement on Form 10 filed by Nielsen SpinCo B.V. with the Securities and Exchange Commission in connection with the spin-off transaction. Please consult these documents for a more complete understanding of these risks and uncertainties. The list of factors is not intended to be exhaustive. Such forward looking statements only speak as of the date of this document, and we assume no obligation to update any written or oral forward-looking statement made by it or on its behalf as a result of new information, future events or other factors, except as required by law. FORWARD-LOOKING STATEMENTS

Key Takeaways Q2 2020 Results 2020 Outlook Business Update TODAY’S DISCUSSION

Delivered on Q2 outlook despite challenging environment due to COVID-19 global pandemic Results are in-line with or ahead of expectations Strong execution and cost discipline Media and Connect businesses serve essential industries Current environment reinforces importance of media and consumer packaged goods industries Client engagement underscores critical nature of Nielsen’s measurement and analytics Transformative optimization plan to drive permanent cost savings and operational efficiencies Zero-basing cost structure and allocating resources to growth opportunities Plan supports higher profits and investment in incremental growth opportunities Refining 2020 guidance Raising adjusted EPS range, increasing margin target, and raising low end of free cash flow forecast Proven ability to operate in a dynamic environment; well-positioned for a range of scenarios On track for separation of Global Media and Global Connect in Q1 2021 Progress every week towards full operational separation Connect leadership team in place Planning a Q4 Investor Day to discuss future outlook and strategy KEY TAKEAWAYS Executed well in unprecedented period; accelerating business transformation

Q2 2020 RESULTS

Q2’19 Q2’20 Commentary Revenue Growth 1.2% -5.9% Revenue decline due to COVID-19; in-line with expectations Adjusted EBITDA $470 $426 Significant cost discipline; $9 million YoY drag from FX Adjusted EBITDA Margin 28.9% 28.5% 51 bps constant currency decline; better than expectations Adjusted EPS $0.53 $0.41 Lower EBITDA, higher D&A, offset in part by lower taxes Free Cash Flow $118 $154(a) Strong execution; results in-line with or ahead of our expectations $M, except per share amounts; growth in constant currency (a) $154 Free Cash Flow excludes $24 million of separation-related cash costs SUMMARY FINANCIAL PERFORMANCE Up ~31% and better than expectations

$623 Audience Measurement Plan / Optimize (10.3)% (2.4)% vs Q2’19 (4.6)% $M, growth in constant currency $2,471 $546 (13.2)% (5.0)% vs Q2’19 (7.4)% $2,161 $91 13.3% Adj EBITDA Adj EBITDA Margin Measure Predict / Activate MEDIA CONNECT $603 $495 Organic vs. Q2’19 (4.3)% (2.4)% (9.3)% Organic vs. Q2’19 (10.2)% (5.0)% (22.7)% SEGMENT PERFORMANCE Aggressive measures mitigated COVID-19 impact on profile $346 42.7% Adj EBITDA Adj EBITDA Margin

2020 OUTLOOK

ACCELERATING BUSINESS TRANSFORMATION

Financial position further strengthened through optimization plan

Sustainable savings, flexibility to invest

- Plan drives permanent, annual run-rate benefit of $250M
- Savings benefit H2'20, with full-year benefit in 2021
- Broad scope includes workforce optimization, reduced spans and layers, increased technology and automation
- Transformation driving more efficient capital expenditures

Strategic actions to improve portfolio

- Managing portfolio by exiting several smaller non-core businesses and international markets
- Exits expected to impact revenue by ~50 bps in 2020 and an incremental ~150 bps in 2021
- Exits have negligible impact on EBITDA and lower capital expenditures by $10M in 2020
- Actions improve future revenue growth and margin profile

Optimization Plan Benefit



Expense Base of Exits
Opex Savings
~$250M
Total Cost Savings
Revenue Impact (mostly exits)
Net Benefit from Optimization Plan

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METRIC UPDATED GUIDANCE PRIOR GUIDANCE (as of 4/30/20) Revenue Growth* -4% to -2% Media: -3% to -2% Connect: -4% to -2% -4% to -1% Media: -3% to -1% Connect: -5% to -2% Adjusted EBITDA $1,800 – $1,860 $1,790 – $1,860 Adjusted EBITDA Margin 29% – 30% 28.5% – 29.5% Adjusted EPS $1.50 – $1.62 $1.43 – $1.58 Free Cash Flow $480 – $530 $460 – $530 *Total revenue includes ~100 bps net positive impact of acquisitions/divestitures completed in the past 12 months, including ~50 bps net negative impact in Media and ~280 bps net positive impact in Connect. Free Cash Flow guidance excludes $275-300M of separation-related costs; other guidance metrics also exclude the impact of these costs, as separation-related costs are not included in our adjusted EBITDA or adjusted EPS. 2020 GUIDANCE $M, except per share amounts; growth in constant currency Revenue forecasts now incorporate planned exits, which have an immaterial impact on EBITDA Raising margin target and free cash flow on cost discipline and Q2 performance Increasing adjusted EPS range Guidance continues to incorporate H2 COVID-19 recovery

BUSINESS UPDATE

Media measurement and analytics remain essential Launched next-gen digital measurement methodology Focused on holistic, cross-media measurement across all premium video, supported by MRC accredited TV panel Flexibility to adapt measurement and attribution solutions to ongoing privacy and technology changes Allows for scaled services globally on simplified back-end platform across measurement and outcomes Data lake better leverages assets in privacy-centric manner Driving capital efficiency and accelerated growth Continues to play an essential role in rapidly changing global media ecosystem MEDIA: UNPARALLELED ABILITY TO UNDERSTAND MEDIA BEHAVIOR Executing on lasting innovation and digital transformation Single media technology platform to drive speed and efficiency Pandemic reinforces critical nature of Nielsen measurement and outcomes data Enables clients to evaluate and respond to emerging trends in consumer behavior Media buyers and sellers can transact with confidence

Streamlined to support a product-centric organization; reduced spans and layers Portfolio and product rationalization is in-flight On path to structurally improve margin and capital expenditure profile Unique advantages in global franchise, technology platform and people Strong global leadership team with diverse experience in place Continued progress towards operational separation Broadening deployment of cloud-based Connect platform; clients leaning in Innovating to help clients navigate change, such as accelerated shift to Ecommerce Focused on retailer analytics; strong retail product roadmap Well-positioned for success as a standalone company Embarked on total business transformation CONNECT: TRANSFORMING BUSINESS AHEAD OF SEPARATION Executing well in challenging environment, with positive momentum Strong progress on strategic initiatives

Q&A

APPENDIX

CERTAIN NON-GAAP MEASURES Overview of Non-GAAP Presentations The Company uses the non-GAAP financial measures discussed below to evaluate its results of operations, financial condition, liquidity and indebtedness. The Company believes that the presentation of these non-GAAP measures provides useful information to investors regarding financial and business trends related to our results of operations, cash flows and indebtedness and that when this non-GAAP financial information is viewed with our GAAP financial information, investors are provided with valuable supplemental information regarding our results of operations, thereby facilitating period-to-period comparisons of our business performance. These non-GAAP measures are also consistent with how management evaluates the Company’s operating performance and liquidity. In addition, these non-GAAP measures address questions the Company routinely receives from analysts and investors and, in order to assure that all investors have access to similar data, the Company has determined that it is appropriate to make this data available to all investors. None of the non-GAAP measures presented should be considered as an alternative to net income or loss, operating income or loss, cash flows from operating activities, total indebtedness or any other measures of operating performance and financial condition, liquidity or indebtedness derived in accordance with GAAP. These non-GAAP measures have important limitations as analytical tools and should not be considered in isolation or as substitutes for an analysis of our results as reported under GAAP. Our use of these terms may vary from the use of similarly-titled measures by others in our industry due to the potential inconsistencies in the method of calculation and differences due to items subject to interpretation. Constant Currency Presentation The Company evaluates its results of operations on both an as reported and a constant currency basis. The constant currency presentation, which is a non-GAAP measure, excludes the impact of fluctuations in foreign currency exchange rates. The Company believes providing constant currency information provides valuable supplemental information regarding our results of operations, thereby facilitating period-to-period comparisons of our business performance and is consistent with how management evaluates the Company’s performance. We calculate constant currency percentages by converting our prior-period local currency financial results using the current period exchange rates and comparing these adjusted amounts to our current period reported results. No adjustment has been made to foreign currency exchange transaction gains or losses in the calculation of constant currency net income. Organic Constant Currency Presentation The Company defines organic constant currency revenue as constant currency revenue excluding the net effect of business acquisitions and divestitures over the past twelve months. Refer to the Constant Currency Presentation section above for the definition of constant currency. The Company believes that this measure is useful to investors and management in understanding our ongoing operations and in analysis of ongoing operating trends.

Net Debt and Net Debt Leverage Ratio The net debt leverage ratio is defined as net debt (gross debt less cash and cash equivalents) as of the balance sheet date divided by Adjusted EBITDA for the twelve months then ended. Net debt and the net debt leverage ratio are commonly used metrics to evaluate and compare leverage between companies and are not presentations made in accordance with GAAP. Adjusted EBITDA The Company defines Adjusted EBITDA as net income or loss from our consolidated statements of operations before interest income and expense, income taxes, depreciation and amortization, restructuring charges, impairment of goodwill and other long-lived assets, share-based compensation expense and other non-operating items from its consolidated statements of operations as well as certain other items that arise outside the ordinary course of our continuing operations, including separation-related costs. The Company uses Adjusted EBITDA to measure our performance from period to period both at the consolidated level as well as within our operating segments, to evaluate and fund incentive compensation programs and to compare our results to those of our competitors. Adjusted EBITDA margin is Adjusted EBITDA for a particular period expressed as a percentage of revenues for that period. Adjusted EPS The Company defines Adjusted Earnings per Share as net income attributable to Nielsen shareholders per share (diluted) from continuing operations from our consolidated statements of operations, excluding depreciation and amortization associated with acquired tangible and intangible assets, restructuring charges, impairment of goodwill and other long-lived assets, share based compensation expense, other non-operating items from our consolidated statements of operations, certain other items considered unusual or non-recurring in nature and separation-related costs, adjusted for income taxes related to these items. Management believes that this non-GAAP measure is useful in providing period-to-period comparisons of the results of the Company’s ongoing operating performance. (continued) CERTAIN NON-GAAP MEASURES

Free Cash Flow The Company defines free cash flow as net cash provided by operating activities, less capital expenditures, net. The Company believes providing free cash flow information provides valuable supplemental liquidity information regarding the cash flow that may be available for discretionary use by the Company in areas such as the distributions of dividends, repurchase of common stock, voluntary repayment of debt obligations or to fund our strategic initiatives, including acquisitions, if any. However, free cash flow does not represent residual cash flows entirely available for discretionary purposes; for example, the repayment of principal amounts borrowed is not deducted from free cash flow. Key limitations of the free cash flow measure include the assumptions that the Company will be able to refinance our existing debt when it matures and meet other cash flow obligations from financing activities, such as principal payments on debt. Free cash flow is not a presentation made in accordance with GAAP. (continued) CERTAIN NON-GAAP MEASURES

2020 Guidance Assumption Range Interest Expense, Net $365 – $375M Effective Tax Rate in H2 37% – 39% Restructuring Expense $150 – $170M Depreciation & Amortization $840 – $860M Average Diluted Shares ~358M Net Debt Leverage Ratio ~4.3x 2020 GUIDANCE ASSUMPTIONS ($M, growth in constant currency) Guidance assumptions exclude $275 - 300M of separation-related costs, except with respect to the cash impact on the Net Debt Leverage Ratio and Interest Expense, Net

Note: We report on a constant currency basis to reflect operating performance (a) Projected impact assumes rates in effect at 07/31/20 remain in effect for the balance of 2020. INTERNATIONAL CURRENCY PROFILE – REVENUE PROJECTED FX IMPACT(a): REPORTED VS CONSTANT CURRENCY USD represents 60% of total revenue and is not illustrated *Other includes 28 countries for which revenue for that country is less than 2% of consolidated revenues FOREIGN CURRENCY IMPACT

Q2’20 ADJUSTED EBITDA RECONCILIATION Quarter ended June 30 2020 2019 Net income/(loss) attributable to Nielsen shareholders ($30) $123 Interest expense, net 91 99 Provision/(benefit) for income taxes (38) 23 Depreciation and amortization 224 185 EBITDA 247 430 Other non-operating expense, net 5 4 Restructuring charges 84 12 Impairment of long-lived assets 45 - Share-based compensation expense 11 11 Other items(a) 8 13 Separation-related costs(b) 26 - Adjusted EBITDA $426 $470 ($ in millions) (unaudited) For the three and six months ended June 30, 2020, other items primarily consist of business optimization costs and transaction related costs. For the three and six months ended June 30, 2019, other items primarily consist of business optimization costs, including strategic review costs, and transaction related costs. Separation-related costs consists of costs that would not have been incurred if we were not undertaking the separation of the Nielsen Global Connect business from the Nielsen Global Media business and positioning Global Connect and Global Media to operate as two independent companies

Q2'20 ADJUSTED EBITDA RECONCILIATION

($ in millions) (unaudited)

Quarter ended June 30 2020	Media	Connect	HQ	Total
Operating income/(loss)	$120	($36)	($56)	**$28**
Depreciation and amortization	156	66	2	**224**
Restructuring charges	25	55	4	**84**
Impairment of long-lived assets	41	4	—	**45**
Share-based compensation expense	4	1	6	**11**
Other items (a)	—	1	7	**8**
Separation-related costs (b)	—	—	26	**26**
Adjusted EBITDA	**$346**	**$91**	**($11)**	**$426**

Quarter ended June 30 2019	Media	Connect	HQ	Total
Operating income/(loss)	$237	46	(34)	**$249**
Depreciation and amortization	128	55	2	**185**
Restructuring charges	3	4	5	**12**
Share-based compensation expense	3	4	4	**11**
Other items (a)	—	—	13	**13**
Adjusted EBITDA	**$371**	**$109**	**($10)**	**$470**

(a) For the three and six months ended June 30, 2020, other items primarily consist of business optimization costs and transaction related costs. For the three and six months ended June 30, 2019, other items primarily consist of business optimization costs, including strategic review costs, and transaction related costs.

(b) Separation-related costs consists of costs that would not have been incurred if we were not undertaking the separation of the Nielsen Global Connect business from the Nielsen Global Media business and positioning Global Connect and Global Media to operate as two independent companies

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Q2’20 REVENUE RECONCILIATION Reported Constant Currency Organic Constant Currency 2020 2019 2020 vs. 2019 2019 2020 vs. 2019 2020 2019 2020 vs. 2019 Audience Measurement $603 $622 (3.1)% $618 (2.4)% $603 $618 (2.4)% Plan / Optimize 208 234 (11.1)% 232 (10.3)% 205 226 (9.3)% Media $811 $856 (5.3)% $850 (4.6)% $808 $844 (4.3)% Measure $495 $546 (9.3)% $521 (5.0)% $495 $521 (5.0)% Predict / Activate 190 226 (15.9)% 219 (13.2)% 167 216 (22.7)% Connect $685 $772 (11.3)% $740 (7.4)% $662 $737 (10.2)% Total $1,496 $1,628 (8.1)% $1,590 (5.9)% $1,470 $1,581 (7.0)% Quarter ended June 30 ($ in millions) (unaudited)

Q2’20 ADJUSTED EPS – NON-GAAP MEASURES ($ in millions) (unaudited) Quarter ended June 30 2020 2019 Net income/(loss) attributable to Nielsen shareholders per share of common stock, diluted ($0.08) $0.34 Depreciation and amortization associated with acquisition-related tangible and intangible assets 0.14 0.15 Restructuring charges 0.24 0.03 Impairment of long-lived assets 0.13 - Share-based compensation expense 0.03 0.03 Other items(a) 0.03 0.04 Separation-related costs(b) 0.07 - Tax effect of above items (0.13) (0.08) Discrete tax benefit - 0.01 Adjusted earnings per share $0.41 $0.53 For the three and six months ended June 30, 2020, other items primarily consist of business optimization costs and transaction related costs. For the three and six months ended June 30, 2019, other items primarily consist of business optimization costs, including strategic review costs, and transaction related costs. Separation-related costs consists of costs that would not have been incurred if we were not undertaking the separation of the Nielsen Global Connect business from the Nielsen Global Media business and positioning Global Connect and Global Media to operate as two independent companies Weighted average diluted shares were 356.7M in Q2’20 vs. 356.6M in Q2’19

2020 FREE CASH FLOW RECONCILIATION ($ in millions) (unaudited)   Quarter ended June 30 2020 2019 Net cash provided by operating activities $250 $226 Less: Capital expenditures, net (120) (108) Free cash flow 130 118 Separation-related cost cash flows 24 - Free cash flow, excluding separation related cost cash flows $154 $118 Other metrics Cash taxes $41 $76 Cash restructuring $14 $24

2020 GUIDANCE NON-GAAP RECONCILIATIONS

($ in millions)

ADJUSTED EBITDA RECONCILIATION	2020 Guidance Range
Net income/(loss)	**($110) – ($70)**
Interest expense, net	~370
Provision/(benefit) for income taxes	~135
Depreciation and amortization	~850
Restructuring charges	~160
Impairment of long-lived assets	~45
Share-based compensation and other[(a)]	~135
Separation-related costs	~235
Adjusted EBITDA	**$1,800 – $1,860**

FREE CASH FLOW[(b)]	
Net cash provided by operating activities	$990 – $1,040
Less: Capital expenditures, net	~ (510)
Free cash flow	$480 – $530

NET DEBT LEVERAGE RATIO	
Gross Debt	~$8,260
Cash	~ 400
Net Debt	~$ 7,860
Adjusted EBITDA	$1,800 – $1,860
Net Debt Leverage Ratio	~4.3x

(a) Other represents certain expenses that arise outside the ordinary course of our continuing operations. Such costs primarily include legal settlements, acquisition related expenses, business optimization costs and other transaction costs.

(b) Free Cash Flow projections exclude $275-300M in separation related costs.

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2020 GUIDANCE NON-GAAP RECONCILIATIONS

($ in millions)

REVENUE RECONCILIATION	2019 Constant Currency	% V Constant Currency	2020 Guidance
Total Revenue	$6,350	-4% to -2%	~$6,160

ADJUSTED EARNINGS PER SHARE RECONCILIATION	2020 Guidance Range
Net income/(loss) attributable to Nielsen Shareholders	**($120) – ($75)**
Depreciation and amortization associated with acquisition-related tangible and intangible assets	~200
Restructuring charges	~160
Impairment of long-lived assets	~45
Share-based compensation expense and other	~135
Separation-related costs	~235
Tax effect of above items	~(120)
Adjusted Earnings	**$535 – $580**
Adjusted earnings per share	**$1.50 – $1.62**

Copyright © 2019 The Nielsen Company. Confidential and proprietary.

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DEBT CAPITAL TABLE DEBT CAPITAL TABLE 12/31/19 6/30/20 Change Loan Debt (secured) $3,952 $5,083 $1,131 4.50% Sr. Notes due 10/1/20 799 - (799) 5.50% Sr. Notes due 10/1/21 622 424 (198) 5.00% Sr. Notes due 4/15/22 2,293 2,295 2 5.00% Sr. Notes due 2/1/25 497 497 - Finance lease/misc. debt 146 122 (24) Total Debt $8,309 $8,421 $112 Less Cash 454 438 (16) Net Debt $7,855 $7,983 $128 Adjusted EBITDA(a) $1,853 $1,789 ($64) Net Debt Leverage Ratio(b) 4.24x 4.46x 0.22x Weighted Average Interest Rate(c) 4.40% 3.77% (63bps) Adjusted EBITDA calculated based on last twelve months basis by adding reported amounts for each of the quarters contained therein. Reflects Net Debt (gross debt less cash and cash equivalents), divided by Adjusted EBITDA calculated on last twelve months basis. Excludes finance leases. ($ in millions)

DEBT MATURITY PROFILE ($ in millions) (unaudited) DEBT MATURITY PROFILE – 6/30/20(a) 12/31/19 maturity profile excludes finance leases ($145M). 6/30/20 maturity profile excludes revolver ($165M) and finance leases ($122M) $10 DEBT MATURITY PROFILE – 12/31/19(a) $- DEBT MATURITY PROFILE ($ in millions) (unaudited)

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